Exhibit 10.75

SUBSCRIPTION AGREEMENT

VIRAL GENETICS, INC.

2290 Huntington Drive, Suite 100

San Marino, CA 91108

THE COMMON STOCK OF VIRAL GENETICS, INC., INCLUDING THAT ACQUIRABLE UPON EXERCISE OF THE WARRANTS, DESCRIBED IN THIS SUBSCRIPTION AGREEMENT (this "Agreement") HAVE NOT BEEN REGISTERED UNDER THE UNITS ACT OF 1933, AS AMENDED ("Act"), OR QUALIFIED UNDER THE. STATE UNITS LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATION S PROMULGATED UNDER THE ACT.

ALL OFFERS AND SALE OF SAID SECURITIES BY NON-U.S. PERSONS PRIOR TO THE EXPIRATION OF A PERIOD COMMENCING ON THE DATE OF THE CLOSING OF THIS OFFERING AND ENDING ONE-YEAR THEREAFTER SHALL ONLY BE MADE IN COMPLIANCE WITH THE SAFE HARBOR CONTAINED IN REGULATION 8, PURSUANT TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION PROM REGISTRATION, AND ALL OFFERS AND SALES AFTER THE EXPIRATION OF THE ONE-YEAR PERIOD SHALL BE MADE ONLY PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION.

This Agreement shall constitute the irrevocable offer of the undersigned to purchase, in the amounts and subject to the terms set forth in this Agreement, 10,000,000 Units for the purchase price of $0.0025 per Unit. Each Unit consists of one (I) share of the Common Stock of Viral Genetics, Inc., a Delaware corporation (the "Company") ("Shares"), and Two (2) warrant to purchase Shares in the form attached hereto as Exhibit A (the "Warrants"). On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that it understands that the Company is relying on the accuracy and completeness hereof in complying with its obligations under applicable Units laws.

On the foregoing, it is hereby agreed as follows:

1. SUBSCRIPTION. The undersigned hereby irrevocably subscribes for the purchase of the Units. The undersigned is tendering to the Company:

(a)           one signed copy of this Agreement; and

(b)           payment in the amount of $25,000.00 (the "Purchase Price").

2. GENERAL REPRESENTATIONS OF SUBSCRIBER. The undersigned hereby represents and warrants as follows:

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(a)          The undersigned acknowledges that neither the United States Units and Exchange Commission nor the Units commission of any state or other federal agency has made any determination as to the merits of purchasing these Units;

(b)          The undersigned has received and read all of the Company's filings made on the OTCIQ News and Disclosure system and available at www.pinksheets.com(otcmarkets.com) including the "Quarterly Report" and "Consolidated Financial Statements" for the nine months ended September 30, 2010; the "Annual Report" and "Consolidated Financial Statements" for the fiscal year ended December 31, 2009 filed on April 15, 2010 and provided along with this agreement; the "Initial Company Information and Disclosure Statements" for the nine months and three months ending September 30, 2009 and March 31, 2009, respectively; the "Articles of Incorporation - Amendment" filed May 15, 2009; and the "Supplemental Information - Current Reporting Obligations Filing - Merger" filed April 24, 2009; as well as all prior filings made on the SEC EDGAR system including, without limitation, the Form 10-KSB, as amended, for the fiscal year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, all Current Reports on Form 8-K, all other filings and disclosures made on the OTCIQ News and Disclosure system and available at www.pinksbeets_com (otcrnarkets.com), all press releases, and other information; and the undersigned understands the risk of an investment in the Company, acknowledging that an investment in the Company inherently involves high risks.

(c)         The undersigned, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that it or they is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company;

(d)          The undersigned has been provided with all materials and information requested by the undersigned or its representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication between the Company and its representatives and the undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company including with regards to any of the information described in 2 (c) above;

(e)         All information which the undersigned has provided to the Company or its agents or representatives concerning the undersigned's suitability to invest in the Company is complete, accurate, and correct as of the date of the undersigned's signature on this Agreement. Such information includes, but is not limited to, information concerning the undersigned's personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned's advisers;

(f)          The undersigned has no present intention of dividing any of the Units or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the Units, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

(g)          The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Units through this Agreement; and

(h)          The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the other offer, sale, or purchase of the Units through this Agreement; and

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(i)          The undersigned has adequate means of providing for its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the Units for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the Units for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

(j)          The undersigned is an Accredited Investor. and has completed the following Accredited Investor Qualifying Questionnaire:

PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person and U.S, Persons within the meaning of Regulation S is being provided here in lieu of furnishing a personal financial statement.

(a) My individual net worth, or joint net worth with my spouse, excluding any primary residence, exceeds $1,000,000.

__________          Yes [X]       No [  ]

INITIAL

(b) My individual income in 2009 and 2010 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of $200,000 in 2011.

__________          Yes [X]       No [  ]

INITIAL

(c) The joint income of my spouse and I in 2009 and 2010 exceeded $300,000 in each such year and I reasonably expect our joint income will be in excess of $300,000 in 2011.

__________          Yes [X]       No [  ]

INITIAL

(d) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

__________          Yes [X]       No [  ]

INITIAL

3. REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. The undersigned represents that the Units are being acquired without a view to, or for, resale in connection with any distribution of the Units or any interest therein without registration or other compliance under the Act, and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The undersigned understands that the Units have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Units may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter' within the meaning of the Act. The undersigned acknowledges that the Units must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the Units under the Act or under Section 12 of the Units Exchange Act of 1934, as amended. The certificates representing the Units will bear a legend restricting transfer, except in compliance with applicable federal and state Units statutes.

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4. GENERAL. The undersigned further understands, acknowledges, and agrees that:

(a) This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any Units issuable pursuant hereto and for all other purposes.

(b) This Agreement shall be construed in accordance with and governed by the laws of the state of California.

(c) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(d) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal and state Units laws.

(e) The undersigned will hold title to the Units as follows:

_____     Community Property

_____     Joint Tenants, with Right of Survivorship

_____     Tenants in Common

_____     Separate Property

__X__     Other      ROBERT SIEGEL

                                 (Single Person, Trust, Etc., Please Indicate)

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DATED this 1st day of March 2012.

________________	/s/ Robert Siegel
Tax Identification Number or Social Security Number	Type or Print Name of Subscriber(s) in exact Form to be Used on Records of the Company

Address:

81 Cedar Ave	/s/Robert Siegel
Number and Street

Pleasantville, NY 10570	_______________________
City, State and Postal Code	Signature of Joint Subscriber, If Any

USA	Date: ______________________
Country

ACCEPTANCE OF SUBSCRIPTION

The foregoing is hereby accepted this _____ day of ______________, 2013.

VIRAL GENETICS, INC.

By: __________________________
Duly Authorized Officer

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VIRAL GENETICS, INC.

Warrant for the Purchase of
Shares of Common Stock
Par Value $0.0001

WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

This is to certify that, for value received,Robert Siegel (the "Holder") is entitled to purchase from VIRAL GENETICS, INC., a Delaware corporation (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 10,000,000 shares ("Warrant Shares") of the Company's common stock, par value $0.0001 (the "Common Stock"), at the purchase price of $0.0025 per share Warrant Shares ("Warrant Price"). Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

This warrant is granted subject to the following further terms and conditions:

1. This warrant shall vest and be exercisable immediately, and shall expire at 5:00 pm Pacific Time one-year from the date of this agreement as stated below. In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder must take the following actions:

(a)	Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant.

(b)	Furnish to the Corporation appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

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(c)	For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

(d)	Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

2. The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

4. The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the warrants granted under this Agreement. The purchase rights represented by this warrant shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this warrant shall be rounded up to the nearest whole share.

5. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

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7. This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

8. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

11. In case this warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated warrant, or in lieu of and substitution for the warrant lost, stolen, or destroyed, a new warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

12. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this ____day of _________2012.

VIRAL GENETICS, INC.

By:__________________
Duly Authorized Officer

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Exercise Notice

(to be signed only upon exercise of warrant)

TO: VIRAL GENETICS, INC.

The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, 10,000,000 shares of common stock of Viral Genetics, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at

Robert Siegel

81 Cedar Ave

Pleasantville, NY 10570

If acquired without registration under the Unita Act of 1933, as amended ("Units Act"), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Units Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Units Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Units Act, except as provided in the Agreement for the warrant. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state Units statutes.

The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this 1st day of March, 2012

/s/ Robert Siegel

Signature

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Transfer Form

FOR VALUE RECEIVED, ______________________hereby sell, assign, and transfer unto:

Robert Siegel

81 Cedar Ave

Pleasantville, NY 10570

warrants to purchase shares of the Common Stock of Viral Genetics, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

_______________________________________

to transfer said warrants stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________, _____________________.

_____________________________

Signature

In presence of

_________________________________